Exhibit 99.1
TRAVELPORT ANNOUNCES $250 MILLION PRIVATE OFFERING
OF SENIOR NOTES DUE 2016
     NEW YORK, NY, August 12, 2010 — Travelport Limited (the “Company”), a leading provider of critical transaction processing for the global travel industry, announced today that the Company’s indirect wholly-owned subsidiaries, Travelport LLC and Travelport Inc., are commencing a private offering of $250 million aggregate principal amount of senior notes due 2016 (the “Notes”), subject to market and other customary conditions.
     The Company intends to use the net proceeds from this offering to repay a portion of its borrowings under its senior secured credit facilities, with the remainder to be used for general corporate purposes, which may include repayment of indebtedness or business development opportunities.
     The Notes will be offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. Initial issuance and sale of the Notes will not be registered under the Securities Act, and the Notes may not be offered or sold in the United States without an applicable exemption from the registration requirements of the Securities Act.
     This news release does not constitute an offer to sell or the solicitation of an offer to buy the Notes. Any offer to sell the Notes will be made only by means of a confidential offering circular. The Notes may not be offered or sold in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
Forward-Looking Statements
     Certain statements in this press release constitute “forward-looking statements” that involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
     Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: the impact that our outstanding indebtedness may have on the way we operate our business; factors affecting the level of travel activity, particularly air travel volume, including security concerns, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which we operate, including fluctuations in currencies; pricing, regulatory and other trends in the travel industry; our ability to obtain travel supplier inventory from travel suppliers, such as airlines, hotels, car rental companies, cruise lines and other travel suppliers; our ability to develop and deliver products and services that are valuable to travel agencies and travel suppliers and generate new revenue streams, including our new universal desktop product; risks associated with doing business in multiple countries and in multiple currencies; maintenance and protection of our information technology and intellectual property; the impact on supplier capacity and inventory resulting from consolidation of the airline industry; financing plans and access to adequate capital on favorable terms; our ability to achieve expected cost savings from our efforts to improve operational efficiency; our ability to maintain existing relationships with travel agencies and tour operators and to enter into new relationships on acceptable financial and other terms; and our ability to grow adjacencies, such as our recent acquisition of Sprice and our controlling interest in eNett. Other unknown or unpredictable factors also could have material adverse effects on our performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except to the extent required by applicable securities laws, the Company undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.
Investor Contact:
Keith Russell, Head of Investor Relations, +44 7775 788659, or keith.russell@travelport.com
Chris Tyson, Treasurer, +44 1753 288248, or chris.tyson@travelport.com